Exhibit 99.1

Transcript of Video Message to All Syniverse Employees

Syniverse Acquisition by the Carlyle Group

Q&A with Tony Holcombe

October 28, 2010

Question:

How is this acquisition going to affect our company operationally?

Tony Holcombe:

Well, that’s a great question; really what we expect is very little impact. The Carlyle Group, a private equity company, was very interested in buying Syniverse because it is really already doing very well. So they’re very interested in “how can we grow the business.” So the name stays the same, the headquarters stays in Tampa, virtually no employees will be affected as far as their job associated with acquisition… and we’re going to be able to leverage their capital to help us grow the business on a more long-term focus. A little bit away from the short-term day-to-day kind of pressures we have on Wall Street.

Question:

Are you still going to be our CEO?

Tony Holcombe:

Yes, one of the things that Carlyle was very interested in was the management team; they were very complimentary of all the employees at Syniverse and the management team. So I intend to stay on as the CEO of the company and most of the management team will be staying on as part of this team and business as usual. We’re very excited about that.

Question:

Will there be a re-organization?

Tony Holcombe:

No, there are no re-organizations planned. We like our operating model. We’re happy the way business is running. We’re getting acquired because the business is successful. And that success has paid off for our shareholders, it’s going to pay off for our employees, and it’s going to pay off for our customers.

Question:

Will there be layoffs?

Tony Holcombe:

Virtually none. A few positions are affected where we have people in jobs that are really dedicated to being a public company. But that’s a very limited number of people. We’ll look whether we can place those people in other jobs. Very limited, outside of that virtually no one will be affected on a day-to-day basis as far as their job.

Question:

Will our headquarters remain in Tampa or will any of our offices move?

Tony Holcombe:

Headquarters will remain in Tampa. All of our offices are in place. Nothing will affect them. You know, we built these offices, facilities, employees around the world to grow the business, and that’s what Carlyle is very interested in, is “how do we grow this business.”

Question:

What impact will this have on the growth of our business, particularly in emerging sectors like MES?

Tony Holcombe:

This will help. One of the things we’re very excited about with Carlyle is they have a tremendous global international presence. So we intend to leverage their expertise to help us determine acquisitions that we can do outside of the U.S. market; partnerships we could do outside of the U.S. market. We’re very excited about what they bring to us that will help us grow and that’s particularly important as employees will recognize enterprise. Because we want to take the enterprise success we’ve had in the United States, which is dramatic, and take that to other parts of the world. And we think this is a place where Carlyle can really help us.

Question:

What are the pros and cons of the acquisition?

Tony Holcombe:

Well, let’s talk about it from the three groups. Right from a shareholder perspective, the shareholders get a great price for their stock, a tremendous return. We’ve had very positive affirmation from the shareholders. From the customer standpoint we’re going to be able to invest for the longer term. We can put more money into new initiatives; this is going to help us really win business with our customers. And from the employee standpoint the business is virtually unchanged from their perspective and we’re going to be focused on growing the business.

Question:

So just to talk a little bit about compensation and benefits, how will this affect bonuses?

Tony Holcombe:

That’s a great question. Bonus program will stay in place for 2010, and although the acquisition won’t close (we have to have regulatory approval and shareholder approval sometime in the first quarter of 2011), the bonus program will be setup for 2011 too. So from salaries and benefits programs, virtually no change in 2010 and 2011.

Question:

What about any affect on benefits like a 401k?

Tony Holcombe:

We will put together the same kinds of programs that we have today over the next two-year horizon. So again, virtually no change.

Question:

You know, I see there are lawsuits being filed and I’m just wondering is that a concern and what are we going to do about that?

Tony Holcombe:

That’s very common in a transaction like this. The board has exercised fiduciary obligations very carefully. All the information about the transaction itself will come out of the proxy that we will file in November, and all of the detail about that process will be released at that time.

Question:

So does this change our commitment at all to Tampa or to any of our offices around the world?

Tony Holcombe:

No, we’re very committed to Tampa. We are a very strong corporate citizen in the Tampa market. We employ 650+ people, we have very high-paying jobs. We do tremendous social activities in the local market. That will continue. The Syniverse name and brand will continue and all of the office locations we have; that positioned the company for growth, and they will continue.

Question:

Many of our employees are shareholders and we see that there’s a price of $31. Just wondering if you could explain a little bit about how a shareholder will be compensated.

Tony Holcombe:

Yea I really don’t want to go into details on that right now. There’s various regulation about how that information is shared; at the appropriate time that information will be made available to the shareholders and particularly employees that have options or restricted shares of stock or restricted units. All that information will be shared at the appropriate time as a part of the process that we have to go through here. But I would say again as a shareholder perspective, at $31 a share, this is a very good investment outcome for our shareholders.

Question:

Will there be an on-site Carlyle presence now in any of our offices?

Tony Holcombe:

No, not really, they basically operate as a portfolio management group. They expect management and employees to drive the businesses success. I would think about them more as active in the business, understanding what’s going on, how can they help the business grow, how they can help us, as an example, in merger and acquisitions which I mentioned before. And fundamentally think about them as today, we have a public company board. Going forward we’ll have a private group, which is one investor, Carlyle, that we’ll be reporting our results to and talking to them about the strategic direction of the company.

Question:

Do you know what Carlyle’s vision is for Syniverse and do we think they might be planning to sell us again?

Tony Holcombe:

Well, we haven’t had a lot of detailed discussions across the board because we have been in a process that we’ll describe in the proxy. I will say this: Carlyle is very active in telecom space. They’ve made several acquisitions in telecommunications; they’re very knowledgeable about telecommunications companies. So we’re very excited about getting to meet other companies they have inside of their portfolio of businesses. Can they help us? And can we help them? So if I think from that standpoint, they’re interested in things that will continue to increase the value of the company and that’s growing the business and being successful.

Question:

Now that this has been announced, what are the next steps?

Tony Holcombe:

Next steps are filings for regulatory approval. As soon as those are secured, then shareholder votes, for the shareholders to vote for the transaction. And once those two critical steps have taken place then the transaction will be completed. It’s very important though for all us employees to understand, is that we still have a stand alone independent business today and we need to run it as such. So we need to be focused on our customers, focused on our jobs, and continue to do the great job that we have been doing. That’s critically important.

Question:

So if employees have other questions, what’s the best way for them to ask them for you?

Tony Holcombe:

Look, we want everybody’s questions answered, so get to HR, send me an email, go to Ask Tony. Let us know what your questions are and we will communicate every chance we get that makes sure you know the answers to those questions.

Thank You.

IMPORTANT INFORMATION FOR EMPLOYEE SECURITY HOLDERS

In connection with the proposed merger, Syniverse Holdings, Inc. (the “Company”) will prepare a proxy statement to be filed with the SEC. When completed, a definitive proxy statement and a form of proxy will be mailed to the stockholders of the Company, including employee stockholders. ALL OF THE COMPANY’S SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED MERGER BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Company’s stockholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s stockholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Syniverse Holdings, Inc., 8125 Highwoods Palm Way, Tampa, Florida 33647, attn: Corporate Secretary, or from the Company’s website,

http://www.syniverse.com.

The Company and its directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the special meeting of stockholders that will be held to consider the proposed merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2010 Annual Meeting of stockholders, which was filed with the SEC on April 5, 2010. Stockholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed merger, which may be different than those of the Company’s stockholders generally, by reading the proxy statement and other relevant documents regarding the proposed merger, when filed with the SEC.